UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 23, 2006
                                                        -----------------------


                         NMS COMMUNICATIONS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      0-23282               04-2814586
         --------------                -------------          -------------
 (State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
of Incorporation or Organization)                           Identification No.)


 100 Crossing Boulevard, Framingham, Massachusetts                  01702
---------------------------------------------------             -------------
       (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number including area code:       (508) 271-1000
                                                    ------------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(a) Previous independent registered public accounting firm

On June 23, 2006, Siegfried & Schieffer, LLC ("Siegfried"), as subsidiary of The Siegfried Group, LLP, notified NMS Communications Corporation ("NMS") that it intends to resign as the independent registered public accounting firm for the NMS Communications Corporation 401(k) Plan ( the "Plan"), effective June 23, 2006. In its notice to NMS, Siegfried advised NMS that it has decided to transition out of its traditional CPA/consulting business in order to focus solely on its resource services business. Neither the Audit Committee of the Board of Directors of NMS nor NMS' Administrative Committee of the Plan recommended or approved Siegfried's resignation.

Siegfried served as the independent registered public accounting firm for the NMS Plan from June 6, 2005 through June 23, 2006. Siegfried's report on the Plan's financial statements as of and for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2004 and through June 23, 2006, there were no disagreements with Siegfried on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Siegfried, would have caused Siegfried to make reference thereto in their reports on the financial statements for such years. During the year ended December 31, 2004 and through June 23, 2006, there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K). Siegfried has furnished to NMS and the Administrative Committee of the Plan a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Siegfried's letter, dated June 23, 2006, is filed as Exhibit 16 to this Form 8-K.

(b) New independent registered public accounting firm

On June 23, 2006, the Audit Committee of the Board of Directors and the Administrative Committee of the Plan approved the engagement of UHY LLP ("UHY") to audit the Plan's financial statements as of and for the year ended December 31, 2005.

During the years ended December 31, 2004 and December 31, 2003, and through June 23, 2006, NMS has not consulted with UHY with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following Exhibit is furnished as part of this report:


Exhibit No.       Description

16                Letter from Siegfried & Schieffer, LLC,
                  dated June 23, 2006, to the Securities and Exchange Commission.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         NMS COMMUNICATIONS CORPORATION



                          By:   /s/ Herbert Shumway
                                -----------------------------------------------
                                 Herbert Shumway
                                 Title:  Senior Vice President of Finance,
                                 Chief Financial Officer, Treasurer
                                 and Member of Administrative Committee of
                                 the Plan


Dated:  June 27, 2006

                                  EXHIBIT INDEX

Exhibit No.  Description

16 Letter from Siegfried & Schieffer, LLC, dated June 23, 2006, to the Securities and Exchange Commission.